UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 24, 2024
Date of Report (date of earliest event reported)

Kinetik Holdings Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-38048 (Commission File Number)	81-4675947 (I.R.S. Employer Identification Number)
2700 Post Oak Blvd. Suite 300 Houston, Texas 77056
(Address of principal executive offices and zip code)
(713) 621-7330
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	KNTK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On June 28, 2024, Kinetik Holdings Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the acquisition of 100% of the membership interests of Durango Permian LLC ("Durango") and its wholly owned subsidiaries, pursuant to a Membership Interest Purchase Agreement (the "Durango MIPA"), dated May 9, 2024, by and between the Company, Kinetik Holdings, LP, a subsidiary of the Company and Durango Midstream LLC, an affiliate of Morgan Stanley Equity Partners (the “Durango Seller”).
As permitted under Item 9.01 of Form 8-K, this Amendment No. 1 to the Current Report on Form 8-K amends and supplements the Original Form 8-K solely to provide the historical financial statements and the unaudited pro forma condensed combined financial information required under Item 9.01 of Form 8-K within 71 calendar days after the date on which the Original Form 8-K was required to be filed.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
The audited consolidated financial statements of Durango as of December 31, 2023, and for the year then ended, and the notes related to the consolidated financial statements are set forth in Exhibit 99.1 hereto and are incorporated herein by reference. The unaudited condensed consolidated financial statements of Durango as of and for the three months ended March 31, 2024, are set forth in Exhibit 99.2 hereto and are incorporated herein by reference.
(b) Pro Forma Financial Information
The unaudited pro forma combined financial information of the Company for the six months ended June 30, 2024 and for the year ended December 31, 2023 are set forth in Exhibit 99.3 hereto and are incorporated herein by reference.
(d) The following exhibits are being filed herewith.

Exhibit No.		Description of Exhibit
23.1	-	Consent of Grant Thornton LLP
99.1	-	Audited Consolidated Financial Statements of Durango Permian LLC as of and for the year ended December 31, 2023
99.2	-	Unaudited Condensed Consolidated Financial Statements of Durango Permian LLC as of and for the three months ended March 31, 2024
99.3	-	Unaudited Pro Forma Condensed Combined Financial Information of Kinetik Holdings Inc. for the six months ended June 30, 2024 and for the year ended December 31, 2023
104	-	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kinetik Holdings Inc.

Dated:	August 30, 2024	/s/ Todd Carpenter
Todd Carpenter
General Counsel, Assistant Secretary and Chief Compliance Officer